                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2000

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)
--------------------------------------------------------------------------------

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

         United States                         333-32263                      22-2382028
------------------------------------  ---------------------------        ---------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


            802 Delaware Avenue, Wilmington, Delaware             19801
            -----------------------------------------          ------------
            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         New York                              333-32236                           13-4994650
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

             270 Park Avenue, New York, New York                   10017
             ---------------------------------------            ------------
             (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000
                                                     --------------

Item 5.  Other Events:

         Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On March 15, 2000, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit
20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Report with respect to the March 15, 2000 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 22, 2000

                                        THE CIT GROUP/SALES FINANCING, INC.,
                                        as Servicer

                                        By:  /s/ Frank Garcia
                                             -------------------------------
                                        Name:    Frank Garcia
                                        Title:   Vice President

                                 INDEX TO EXHIBITS
                                 ----------------------------

Exhibit No.                      Description
---------------                  -----------------
20.1                             Monthly Report with respect to the March 15,
                                 2000 distribution


                                                CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                      MONTHLY SERVICER'S REPORT

                                                                                          Settlement Date        2/29/00
                                                                                          Determination Date     3/10/00
                                                                                          Distribution Date      3/15/00


I.       All Payments on the Contracts                                                                          10,958,164.95
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                       327,086.08
III.     Repurchased Contracts                                                                                           0.00
IV.     Investment Earnings on Collection Account                                                                        0.00
V.      Servicer Monthly Advances                                                                                  275,243.80
VI.     Distribution from the Reserve Account                                                                            0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                        133,368.22
VIII.   Transfers to the Pay-Ahead Account                                                                        (124,610.65)

IX.     Less:  Investment Earnings distributions                                                                         0.00
          (a)  To Sellers with respect to the Collection Account                                                         0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                   $11,569,252.40
                                                                                                            ==================



DISTRIBUTION AMOUNTS                                                      Cost per $1000
-------------------------------                                           ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                         0.00
     (b)  Class A-1 Note Principal Distribution                                                        0.00
          Aggregate Class A-1 Note Distribution                             0.00000000                                   0.00

2.   (a)  Class A-2 Note Interest Distribution                                                         0.00
     (b)  Class A-2 Note Principal Distribution                                                        0.00
          Aggregate Class A-2 Note Distribution                             0.00000000                                   0.00

3.   (a)  Class A-3 Note Interest Distribution                                                         0.00
     (b)  Class A-3 Note Principal Distribution                                                        0.00
          Aggregate Class A-3 Note Distribution                             0.00000000                                   0.00

4.   (a)  Class A-4 Note Interest Distribution                                                         0.00
     (b)  Class A-4 Note Principal Distribution                                                        0.00
          Aggregate Class A-4 Note Distribution                             0.00000000                                   0.00

5.   (a)  Class A-5 Note Interest Distribution                                                         0.00
     (b)  Class A-5 Note Principal Distribution                                                        0.00
          Aggregate Class A-5 Note Distribution                             0.00000000                                   0.00

6.   (a)  Class A-6 Note Interest Distribution                                                   403,906.80
     (b)  Class A-6 Note Principal Distribution                                                8,743,160.09
          Aggregate Class A-6 Note Distribution                           103.94394198                           9,147,066.89

7.   (a)  Class A-7 Note Interest Distribution                                                   291,650.00
     (b)  Class A-7 Note Principal Distribution                                                        0.00
          Aggregate Class A-7 Note Distribution                             5.11666667                             291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                   441,291.67
     (b)  Class A-8 Note Principal Distribution                                                        0.00
          Aggregate Class A-8 Note Distribution                             5.19166667                             441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                   321,266.67
     (b)  Class A-9 Note Principal Distribution                                                        0.00
          Aggregate Class A-9 Note Distribution                             5.26666667                             321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                   345,041.67
    (b)  Class A-10 Note Principal Distribution                                                        0.00
         Aggregate Class A-10 Note Distribution                             5.30833333                             345,041.67

11. (a)  Class B Certificate Interest Distribution                                               244,679.31
    (b)  Class B Certificate Principal Distribution                                                    0.00
         Aggregate Class B Certificate Distribution                         5.45000000                             244,679.31

12.  Servicer Payment

                                                            Page 1 of 4

       (a)  Servicing Fee                                                                        163,318.13
       (b)  Reimbursement of prior Monthly Advances                                              291,471.16
               Total Servicer Payment                                                                              454,789.29

13.  Deposits to the Reserve Account                                                                               323,466.91

Total Distribution Amount                                                                                      $11,569,252.40
                                                                                                            ==================

Reserve Account distributions:
-------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                             41,500.80
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                 281,966.11
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                         5,206.30
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)             35,372.80
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                              $364,046.01
                                                                                                            ==================


           INTEREST
-------------------------------

1.   Current Interest Requirement

        (a) Class A-1 Notes @        5.598%                                                            0.00
        (b) Class A-2 Notes @        5.852%                                                            0.00
        (c) Class A-3 Notes @        5.919%                                                            0.00
        (d) Class A-4 Notes @        6.020%                                                            0.00
        (e) Class A-5 Notes @        6.050%                                                            0.00
        (f) Class A-6 Notes @        6.130%                                                      403,906.80
        (g) Class A-7 Notes @        6.140%                                                      291,650.00
        (h) Class A-8 Notes @        6.230%                                                      441,291.67
        (i) Class A-9 Notes @        6.320%                                                      321,266.67
        (j) Class A-10 Notes @       6.370%                                                      345,041.67
                     Aggregate Interest on Notes                                                                 1,803,156.80
        (k) Class B Certificates @   6.540%                                                                        244,679.31

2.   Remaining Interest Shortfall

        (a) Class A-1 Notes                                                                            0.00
        (b) Class A-2 Notes                                                                            0.00
        (c) Class A-3 Notes                                                                            0.00
        (d) Class A-4 Notes                                                                            0.00
        (e) Class A-5 Notes                                                                            0.00
        (f) Class A-6 Notes                                                                            0.00
        (g) Class A-7 Notes                                                                            0.00
        (h) Class A-8 Notes                                                                            0.00
        (i) Class A-9 Notes                                                                            0.00
        (j) Class A-10 Notes                                                                           0.00
        (k) Class B Certificates                                                                       0.00

3.   Total Distribution of Interest                                       Cost per $1000
                                                                          ----------------
        (a) Class A-1 Notes                                                 0.00000000                 0.00
        (b) Class A-2 Notes                                                 0.00000000                 0.00
        (c) Class A-3 Notes                                                 0.00000000                 0.00
        (d) Class A-4 Notes                                                 0.00000000                 0.00
        (e) Class A-5 Notes                                                 0.00000000                 0.00
        (f) Class A-6 Notes                                                 4.58985005           403,906.80
        (g) Class A-7 Notes                                                 5.11666667           291,650.00
        (h) Class A-8 Notes                                                 5.19166667           441,291.67
        (i) Class A-9 Notes                                                 5.26666667           321,266.67
        (j) Class A-10 Notes                                                5.30833333           345,041.67
                     Total Aggregate Interest on Notes                                                           1,803,156.80
        (k) Class B Certificates                                            5.45000000                             244,679.31



          PRINCIPAL
-------------------------------
                                                                          No. of Contracts
                                                                          ----------------
1.   Amount of Stated Principal Collected                                                      3,676,183.02
2.   Amount of Principal Prepayment Collected                                   256            4,364,815.02
3.   Amount of Liquidated Contract                                              22               702,162.05
4.   Amount of Repurchased Contract                                              0                     0.00

       Total Formula Principal Distribution Amount                                                               8,743,160.09

5.   Principal Balance before giving effect to Principal Distribution                        Pool Factor
                                                                                             -----------
        (a) Class A-1 Notes                                                                   0.0000000                  0.00
        (b) Class A-2 Notes                                                                   0.0000000                  0.00
        (c) Class A-3 Notes                                                                   0.0000000                  0.00
        (d) Class A-4 Notes                                                                   0.0000000                  0.00

                                                            Page 2 of 4


        (e) Class A-5 Notes                                                                   0.0000000                  0.00
        (f) Class A-6 Notes                                                                   0.8985025         79,068,216.20
        (g) Class A-7 Notes                                                                   1.0000000         57,000,000.00
        (h) Class A-8 Notes                                                                   1.0000000         85,000,000.00
        (i) Class A-9 Notes                                                                   1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                  1.0000000         65,000,000.00
        (k) Class B Certificates                                                              1.0000000         44,895,285.54

6.   Remaining Principal Shortfall

        (a) Class A-1 Notes                                                                                              0.00
        (b) Class A-2 Notes                                                                                              0.00
        (c) Class A-3 Notes                                                                                              0.00
        (d) Class A-4 Notes                                                                                              0.00
        (e) Class A-5 Notes                                                                                              0.00
        (f) Class A-6 Notes                                                                                              0.00
        (g) Class A-7 Notes                                                                                              0.00
        (h) Class A-8 Notes                                                                                              0.00
        (i) Class A-9 Notes                                                                                              0.00
        (j) Class A-10 Notes                                                                                             0.00
        (k) Class B Certificates                                                                                         0.00

7.   Principal Distribution                                               Cost per $1000
                                                                          ----------------
        (a) Class A-1 Notes                                                 0.00000000                                   0.00
        (b) Class A-2 Notes                                                 0.00000000                                   0.00
        (c) Class A-3 Notes                                                 0.00000000                                   0.00
        (d) Class A-4 Notes                                                 0.00000000                                   0.00
        (e) Class A-5 Notes                                                 0.00000000                                   0.00
        (f) Class A-6 Notes                                                99.35409193                           8,743,160.09
        (g) Class A-7 Notes                                                 0.00000000                                   0.00
        (h) Class A-8 Notes                                                 0.00000000                                   0.00
        (i) Class A-9 Notes                                                 0.00000000                                   0.00
        (j) Class A-10 Notes                                                0.00000000                                   0.00
        (k) Class B Certificates                                            0.00000000                                   0.00

8.   Principal Balance after giving effect to Principal Distribution                         Pool Factor
                                                                                             -----------
        (a) Class A-1 Notes                                                                   0.0000000                  0.00
        (b) Class A-2 Notes                                                                   0.0000000                  0.00
        (c) Class A-3 Notes                                                                   0.0000000                  0.00
        (d) Class A-4 Notes                                                                   0.0000000                  0.00
        (e) Class A-5 Notes                                                                   0.0000000                  0.00
        (f) Class A-6 Notes                                                                   0.7991484         70,325,056.11
        (g) Class A-7 Notes                                                                   1.0000000         57,000,000.00
        (h) Class A-8 Notes                                                                   1.0000000         85,000,000.00
        (i) Class A-9 Notes                                                                   1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                  1.0000000         65,000,000.00
        (k) Class B Certificates                                                              1.0000000         44,895,285.54



          POOL DATA                                                                            Aggregate
-------------------------------
                                                                          No. of Contracts  Principal Balance
1.   Pool Stated Principal Balance as of 2/29/00                              14,246         383,220,341.65

2.   Delinquency Information                                                                                   % Delinquent
                                                                                                               ------------
              (a) 31-59 Days                                                    144            3,507,642.27      0.915%
              (b) 60-89 Days                                                    48             1,596,009.63      0.416%
              (c) 90-119 Days                                                   28               682,098.50      0.178%
              (d) 120 Days +                                                    75             2,000,459.95      0.522%


3.   Contracts Repossessed during the Due Period                                15               697,346.56

4.   Current Repossession Inventory                                             36             1,422,654.39

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables               22               702,162.05
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                               327,086.08
                                                                                         ------------------
       Total Aggregate Net Losses for the preceding Collection Period                                              375,075.97

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                 694,118.00

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)          644                              9,650,730.15

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                       9.241%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                         104.103

                                                            Page 3 of 4

       TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Percentage                        1.472%
    (b)  Delinquency Percentage Trigger in effect ?                             NO

2.  (a)  Average Net Loss Ratio                                0.059%
    (b)  Net Loss Ratio Trigger in effect ?                                     NO
    (c)  Net Loss Ratio (using ending Pool Balance)            0.090%

3.  (a)  Servicer Replacement Percentage                       0.080%
    (b)  Servicer Replacement Trigger in effect ?                               NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                        163,318.13

2.   Servicer Advances                                                                                             275,243.80

3.   (a)  Opening Balance of the Reserve Account                                                                 8,973,952.86
     (b)  Deposits to the Reserve Account                                                        323,466.91
     (c)  Investment Earnings in the Reserve Account                                              40,579.10
     (d)  Distribution from the Reserve Account                                                 (364,046.01)
     (e)  Ending Balance of the Reserve Account                                                                  8,973,952.86

4.   Specified Reserve Account Balance                                                                           8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                 426,373.03
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                          124,610.65
     (c)  Investment Earnings in the Pay-Ahead Account                                                 0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                        (133,368.22)
     (e)  Ending Balance in the Pay-Ahead Account                                                                  417,615.46

                                                            Page 4 of 4